                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this Registration Statement of HemaSure Inc. on Form S-8 relating to the 1994 Stock Option Plan, of our report dated February 9, 1996, on our audits of the consolidated financial statements and financial statement schedule of HemaSure Inc.

                                                   /s/ COOPERS & LYBRAND L.L.P.
                                                   ----------------------------
                                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
June 7, 1996